Item 1: Report to Shareholders

Real Estate Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Following a streak of strong performance that saw real estate investment trusts (REITs) outperform the broader S&P 500 Index for seven consecutive years, the sector experienced a substantial pullback during the first half of 2007. The pullback occurred despite continued earnings growth across the sector and ongoing improvements in real estate fundamentals. Thus, the threat of a compression in price/earnings multiples, which we highlighted as a risk in past shareholder reports, did indeed manifest itself during the first half of the year.

HIGHLIGHTS

• The real estate sector experienced a pullback during the first half of 2007 after outperforming the S&P 500 Index over the past seven years.

• Fund results were mixed against its benchmarks because of some competitors’ heavier international exposure, but long-term results compare favorably.

• Mergers and acquisitions continued to affect real estate stocks, and the fund benefited from the transactions. A compression in price/earnings multiples, however, resulted in a loss for the sector.

• Risks remain, but we are generally optimistic about the sector as we continue to forecast earnings growth as a result of rising occupancies and rental rates.

Your fund was not immune to the correction in the sector, and its performance slightly outpaced that of the Dow Jones Wilshire Real Estate Index over the past six months and trailed the Lipper index for comparable funds. Total returns over the past 12 months remained rewarding for shareholders, as shown in the table. (Performance for the Advisor Class shares reflect their different fee structure.) Our cautious, risk-aware approach helped us during the tumultuous downturn but somewhat dampened our performance over the 12-month period. It is worth noting that the fund’s shortfall versus the Lipper Real Estate Index was largely a result of Lipper index constituents holding substantial international real estate exposure, while our fund is predominantly focused on investments in North America. International markets during the past year performed better than domestic markets, but long-term U.S. performance still shines over longer periods. Fund results since its inception nearly a decade ago were ahead of both benchmarks, as can be seen in the Growth of $10,000 chart following this letter.

DIVIDEND DISTRIBUTION

On June 26, 2007, your fund’s Board of Directors declared a second-quarter income dividend of $0.17 per share, bringing year-to-date distributions to $0.31. For the Advisor Class, the second-quarter dividend was $0.15, bringing the total for the year to $0.28. The second-quarter distribution was paid on June 28, 2007, to shareholders of record on June 26.

MARKET ENVIRONMENT AND STRATEGY

Merger and acquisition (M&A) activity continued to play a large role within the real estate sector, as several more buyout transactions were announced in recent months. The purchase of Equity Office Properties by the Blackstone Group was consummated during the first half of the year and represented not only the largest REIT privatization, but one of the largest buyouts ever in any industry. The bidding war for these properties, and the subsequent redeployment of billions of dollars of cash proceeds, served to fuel the REIT sector during the first quarter of 2007. Indeed, at one point first-quarter REIT performance peaked with double-digit total returns on a year-to-date basis, and while there was some retrenchment, the quarter still finished in positive territory. Hence, to find ourselves in negative territory at the conclusion of the second quarter speaks to the magnitude of the reversal that occurred in recent months.

Overall, from peak to trough, there was a double-digit negative swing approaching 20% during the first six months. A number of factors contributed to this reversal. First, general investor angst over the direction of the economy had an impact on our sector. Real estate demand thrives upon a growing economy that leads to job formation and the absorption of commercial space. While gross domestic product (GDP) growth remained positive, it “felt” weak at times as this measure of economic growth is often subject to considerable downward revision. Job growth, too, felt uncertain at times. However, the reported payroll data showed a continuous string of job growth throughout the first six months of the year, though at a lesser pace than for average 2006 levels. Still, this job growth was sufficient to spur positive demand against a limited amount of new commercial real estate supply, which led to continued gains in occupancies and rental rates and translated into fundamental earnings growth on average across the sector.

Also weighing upon the sector were concerns relating to a housing correction and woes among subprime lenders. Longtime shareholders may have noted that the fund has never owned a pure-play home-builder, mortgage REIT, or subprime lender, and yet our universe can be impacted by secondary and tertiary ripple effects resulting from their fallout. Regional economies can be disproportionately affected, and specific landlords in our portfolio may experience some tenant demand weakness. Additionally, interest rates and borrowing costs may increase as a result of tightening credit standards.

Finally, concerns about REIT valuations weighed upon the sector, which led to the earnings multiple compression (reduction) mentioned earlier and discussed in previous reports, that more than offset positive earnings growth. While this occurred in the public markets, it was not readily apparent in private markets. In our opinion, the compression in multiples has left many public REITs trading below their private market valuations, and we suspect one of two things will occur: either private market valuations will reset to match levels implied by the public markets, or public or private investors will find more appeal in real estate assets that can be bought on “Wall Street” instead of “Main Street.” A continued disconnect between the public and private markets could lead to further M&A activity within our sector. Indeed, we saw a prime example of this when it was announced that a private partnership led by Tishman Speyer proposed to buy out Archstone-Smith Trust at a significant premium to prior trading levels.

PORTFOLIO REVIEW

During the period, we began to exit our Archstone-Smith Trust position following the announcement of the proposed cash buyout of the company. We harvested substantial profits from the investment, though we are not happy to see this fine company exit our portfolio and the public markets. Indeed, we are not convinced the cash premium offered fully reflects the sum of all the future values we expected to be created by this company and its operating platform. Others may disagree, and we fully expect the deal to be consummated in the coming months. Our investment in the company spans many years, as we have watched it evolve from Pacific Trust to Security Capital Pacific to its merger with Security Capital Atlantic to form Archstone, and its subsequent merger with Charles E. Smith Residential to form Archstone-Smith. Throughout this period, the firm’s talented management has worked to reposition the portfolio into higher-growth, higher-barrier markets. Archstone-Smith’s removal from the public markets is an example of private buyers finding it more attractive to acquire real estate on Wall Street than on Main Street, which we speculated on earlier. In the end, the result would seem to be the same for us and these private buyers—they will control the coveted assets and we won’t. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

We eliminated our position in New Plan Excel after an announcement that it would be purchased for a substantial cash premium by Centro Properties, an Australian-listed company. We are sorry to see this stand-alone company leave the public markets as well and offer our thanks to its management team for its efforts in creating shareholder value.

Although there was no public announcement of a proposed buyout of Post Properties during the period, several market rumors served to advance the stock quite substantially to levels we felt warranted a prudent reaping of profits. Seeking to rebuild our portfolio’s exposure to infill apartment communities after the Archstone-Smith transaction, we increased our existing holdings in Essex Property Trust, AvalonBay Communities, and BRE Properties, which were also partially funded by our elimination of UDR.

One particular portfolio addition worth highlighting is Mitsubishi Estate. The fund has historically been focused on investments in North America, and we fully expect to continue this focus. That said, we are not against pursuing select global opportunities when they seem appropriate. This view is shared by many of our existing portfolio companies, which have already made substantial international investments on behalf of shareholders. These companies include Prologis, AMB Properties, Simon Property Group, and Kimco, to name a few. Mitsubishi Estate owns some of the most coveted real estate in Tokyo, in the Marunouchi District near Tokyo Station. We are very bullish on the supply-and-demand fundamentals for this company’s properties. Mitsubishi Estate is covered by one of our analysts based in our Tokyo office, which allows us to leverage our international strengths across our firm.

OUTLOOK

Despite the retrenchment in the group, we remain optimistic about the sector as we continue to forecast earnings growth as a result of rising occupancies and rental rates. We cannot predict the multiples that investors will ultimately place upon those earnings, and they may yet compress further, but we note that the recent stock correction has served to make our investments appear even more appealing, and they appear to compare quite favorably to their estimated private market valuations.

Our fund is focused upon commercial real estate investments that we view differently from single-family, for-sale housing. That said, a prolonged economic slowdown resulting from a weakened consumer could impact our holdings. Fortunately, we are comforted by the prospects for our companies to weather short-term weaknesses largely as a result of their contractual lease rental streams and their rewarding cash dividend distributions. Our outlook for continued demand through job growth, combined with reasonable supply, leaves us optimistic about the supply/demand fundamentals that drive the long-term performance of our sector.

As always, we thank you for your continued support and confidence.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

July 20, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2007
ERRATUM

Effective May 1, 2007, the fund’s operating policy that sets forth the percentage of the fund’s “total bond assets” that may be invested in noninvestment-grade securities is hereby corrected to remove the word “bond” and refer to “total assets” instead.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

GLOSSARY

Beta: A measure of the market risk of a portfolio showing how responsive the fund is to a given market index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Capitalization rate: A ratio, shown as a percentage rate, that estimates the present value of an income-producing asset. Riskier investments have higher capitalization rates and lower present values.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Dow Jones Wilshire Real Estate Securities Index: A market capitalization-weighted index composed of publicly traded real estate investment trusts and real estate operating companies.

MSCI REIT Index: A total-return index composed of the most actively traded real estate investment trusts, designed to be a measure of real estate equity performance.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 94.9%		
REAL ESTATE 94.9%		
Apartment Residential 17.3%		
Archstone-Smith Trust, REIT	703,000	41,554
Avalonbay Communities, REIT	625,000	74,300
BRE Properties, REIT, Class A	990,000	58,697
Camden Property Trust, REIT	1,216,500	81,469
Equity Residential, REIT	2,217,000	101,162
Essex Property Trust, REIT	684,000	79,549
		436,731
Diversified 7.0%		
Cousins Properties, REIT	1,221,000	35,421
Forest City Enterprises, Class A	547,900	33,685
Mitsubishi Estate (JPY)	1,405,000	37,996
Vornado Realty Trust, REIT	625,000	68,650
		175,752
Hotels/Lodging 9.1%		
Hilton	1,252,000	41,904
Host Hotels & Resorts, REIT	3,664,000	84,712
LaSalle Hotel Properties, REIT	1,216,000	52,799
Starwood Hotels & Resorts Worldwide	735,000	49,296
		228,711
Industrial 9.2%		
AMB Property, REIT	1,416,000	75,360
DCT Industrial Trust, REIT	3,573,000	38,445
EastGroup Properties, REIT	1,015,000	44,477
ProLogis, REIT	1,292,000	73,515
		231,797
Office 19.6%		
Alexandria Real Estate, REIT	413,000	39,987
Boston Properties, REIT	729,000	74,453
Brandywine Realty Trust, REIT	1,240,000	35,439

Brookfield Properties	2,871,000	69,794
Douglas Emmett, REIT	1,595,000	39,460
Highwoods Properties, REIT	987,000	37,013
Kilroy Realty, REIT	667,000	47,250
Mack-Cali Realty, REIT	1,345,000	58,494
Maguire Properties, REIT	1,180,000	40,509
SL Green Realty, REIT	430,000	53,273
		495,672
Office & Industrial 2.1%		
Duke Realty, REIT	1,513,000	53,969
		53,969
Other Real Estate 3.4%		
Plum Creek Timber, REIT	1,257,000	52,367
St. Joe	723,000	33,504
		85,871
Regional Mall 14.8%		
CBL & Associates Properties, REIT	1,470,000	52,993
General Growth Properties, REIT	1,626,000	86,097
Macerich Company, REIT	1,137,000	93,712
Simon Property Group, REIT	1,509,000	140,397
		373,199
Self Storage 1.2%		
Public Storage, REIT	379,000	29,115
		29,115
Shopping Center 11.2%		
Developers Diversified Realty, REIT	840,000	44,276
Equity One, REIT	1,877,000	47,957
Federal Realty Investment Trust, REIT	487,000	37,626
Kimco Realty, REIT	1,326,000	50,481
Regency Centers, REIT	749,000	52,805

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

	6 Months Ended 6/30/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 34,485	$ 24,994
Net realized gain	51,195	111,858
Change in net unrealized gain (loss)	(271,600)	339,656
Increase (decrease) in net assets from operations	(185,920)	476,508
Distributions to shareholders		
Net investment income		
Investor Class	(32,972)	(45,097)
Advisor Class	(698)	(934)
Net realized gain		
Investor Class	(31,125)	(47,109)
Advisor Class	(708)	(1,105)
Decrease in net assets from distributions	(65,503)	(94,245)
Capital share transactions*		
Shares sold		
Investor Class	928,661	1,253,355
Advisor Class	26,087	33,158
Distributions reinvested		
Investor Class	49,507	77,981
Advisor Class	1,277	1,923
Shares redeemed		
Investor Class	(601,929)	(316,540)
Advisor Class	(15,560)	(7,907)
Redemption fees received	498	285
Increase in net assets from capital share transactions	388,541	1,042,255
Net Assets		
Increase during period	137,118	1,424,518
Beginning of period	2,385,589	961,071
End of period	**$ 2,522,707**	**$ 2,385,589**
Undistributed net investment income	4,731	3,916

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1997, and Real Estate Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $36,000 for the six months ended June 30, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2007, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $813,670,000 and $412,509,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

At June 30, 2007, the cost of investments for federal income tax purposes was $2,223,801,000. Net unrealized gain aggregated $300,539,000 at period-end, of which $347,222,000 related to appreciated investments and $46,683,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.20%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2009. At June 30, 2007, there were no amounts subject to repayment. For the six months ended June 30, 2007, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $56,000 for Price Associates, $710,000 for T. Rowe Price Services, Inc., and $243,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the six months ended June 30, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $2,296,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at June 30, 2007, and December 31, 2006, was $32,731,000 and $77,001,000, respectively.

NOTE 5 - INTERFUND BORROWING

Pursuant to its prospectus, the fund may borrow up to 33% of its total assets. The fund is party to an interfund borrowing agreement between itself and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended June 30, 2007, the fund had outstanding borrowings on two days, in the average amount of $8,450,000, and at an average annual rate of 5.43%. There were no borrowings outstanding at June 30, 2007.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and Advisor Class and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio (for both classes) were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Estate Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007